             NICHOLAS--APPLEGATE-REGISTERED TRADEMARK- MUTUAL FUNDS

-------------------------------------------------

                       GLOBAL GROWTH & INCOME PORTFOLIOS

                                   PROSPECTUS

Nicholas-Applegate Mutual Funds is an open-end management investment company consisting of a number of diversified investment portfolios, including the Global Growth & Income A, B, C and Institutional Portfolios ("Portfolios") offered hereby. The Series A, B and C Portfolios have identical investment objectives and policies. However, the Series A Portfolio is sold subject to an initial sales charge and lower operating expenses, and the Series B and C Portfolios are sold subject to a contingent deferred sales charge and higher operating expenses. The Institutional Portfolio is generally offered to institutional investors, high net worth individuals and participants in certain mutual fund allocation programs.


   EACH PORTFOLIO, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN A CORRESPONDING SERIES OF THE GLOBAL GROWTH & INCOME FUND ("FUND") OF NICHOLAS-APPLEGATE INVESTMENT TRUST, WHICH HAS THE SAME OBJECTIVE AS THE PORTFOLIOS. THE FUND IN TURN INVESTS ITS ASSETS, INCLUDING THOSE OF THE PORTFOLIOS, IN PORTFOLIO SECURITIES. ACCORDINGLY, THE INVESTMENT EXPERIENCE OF EACH PORTFOLIO WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE FUND. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS-SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER STRUCTURE", PAGE
  , FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE STRUCTURE. THERE CAN BE NO ASSURANCE THAT THE FUND OR ANY PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

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GLOBAL GROWTH & INCOME PORTFOLIOS seek long-term capital appreciation while providing current income. They invest in the Nicholas-Applegate Global Growth & Income Fund, which in turn invests primarily in a diversified portfolio of equity securities, bonds and money market instruments of U.S. and foreign issuers.

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   SHARES OF THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT FEDERALLY INSURED
BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


   This Prospectus presents information you should know before investing in any of the Portfolios. It should be retained for future reference. A Statement of Additional Information for the Portfolios dated August 2, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement may be obtained, without charge, by writing to the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101, or by calling (800) 551-8045. Inquiries regarding any of the Portfolios can also be made by calling (800) 551-8043.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   August 2, 1996

                        NICHOLAS--APPLEGATE MUTUAL FUNDS


-------------------------------------------------

                       GLOBAL GROWTH & INCOME PORTFOLIOS


GLOBAL GROWTH & INCOME PORTFOLIO A
GLOBAL GROWTH & INCOME PORTFOLIO B
GLOBAL GROWTH & INCOME PORTFOLIO C
GLOBAL GROWTH & INCOME INSTITUTIONAL PORTFOLIO


TABLE OF CONTENTS


Summary of Expenses.........................................       3
Prospectus Summary..........................................       5
Investment Objectives, Policies and Risk
  Considerations............................................       9
Organization and Management.................................      13
Purchasing Shares...........................................      16
Alternative Purchase Arrangements...........................      19
Shareholder Services........................................      23
Redeeming Shares............................................      26
Dividends, Distributions and Taxes..........................      30
General Information.........................................      31
Appendix:
  Investment Policies, Strategies
    and Risks...............................................      33



----------------------------------------
NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE PORTFOLIOS OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

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SUMMARY OF EXPENSES


This table is designed to help you understand the costs of investing in each of the Portfolios. These are based on the estimated expenses of each Portfolio for its first year of operations, and because each Portfolio invests all of its assets in the Fund, each Portfolio's estimated expenses include its proportionate share of the operating expenses of the Fund. Actual expenses may be more or less than those shown.



                                                                 Global Growth & Income
                                                    Portfolio   Portfolio   Portfolio   Institutional
                                                        A           B           C         Portfolio
-----------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES:
Maximum sales charge on purchases (as a percentage
  of offering price)(1)                               5.25%        None      None         None
Sales charge on reinvested dividends                 None          None      None         None
Deferred sales charge (as a percentage of original
  purchase price or redemption proceeds, whichever
  is lower)(2)                                       None         5.00%       1.00%       None
Redemption fee(3)                                    None          None      None         None
Exchange fee                                         None          None      None         None
-----------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF
AVERAGE NET ASSETS:
  (after expense deferral)(5)
Management fees                                       0.85%       0.85%       0.85%         0.85%
12b-1 expenses                                        0.25%       0.75%       0.75%        --
All other expenses (after expense deferral)(4)
Shareholder service expenses                          0.10%       0.25%       0.25%        --
Other expenses                                        0.65%       0.65%       0.65%         0.50%
Total other expenses                                  0.75%       0.90%       0.90%         0.50%
Total operating expenses (after expense
  deferral)(4)                                        1.85%       2.50%       2.50%         1.35%



The Board of Trustees of the Trust believes that the aggregate per share expenses of each Portfolio are no greater than the expenses that the Portfolio would incur if it retained the services of an investment adviser and the assets of the Portfolio were invested directly in the types of securities held by the Fund. For a detailed description of the expenses of the Portfolios and the Funds in which they invest, see "Organization and Management."

---------------------------
(1)Sales charges are reduced for purchases of $50,000 or more of shares of the Series A Portfolios. There is no initial sales charge on purchases of shares of the Series B or C Portfolios. The National Association of Securities Dealers, Inc. limits total annual sales charges (including 12b-1 expenses) to all purchasers of shares of a Portfolio to 6.25% of new sales plus an interest factor. However, long-term shareholders may pay more than the economic equivalent of such maximum sales charges. See "Alternative Purchase Arrangements."


(2) Although purchases of $1 million or more of shares of a Series A Portfolios are not subject to an initial sales charge, a contingent deferred sales charge of 1.00% applies on certain redemptions made less than one year following such purchases. A contingent deferred sales charge applies on certain redemptions of shares of the Series B Portfolio, ranging from 5.00% of redemptions made within 12 months of purchase to zero for redemptions made more than six years after purchase. A contingent deferred sales charge of 1.00% also applies on certain redemptions of shares of the Series C Portfolio made within 12 months following their purchase, but without regard to the size of the purchase. See "Redeeming Shares."


(3) A $10 charge will be imposed on redemptions requested to be paid by wire transfer. See "Redeeming Shares-Redemption Payments."


(4) The Investment Adviser of the Master Trust has agreed to waive or defer its fees, and to absorb other operating expenses, to ensure that the expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for each Portfolio will not exceed the following respective percentage of such Portfolio's average net assets on an annual basis through March 31, 1997:
    A-1.85%; B-2.50%; C-2.50%; Institutional-1.35%. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has fully recouped fees deferred or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before recoupment) are less than the applicable percentage limitation set forth above. Accordingly, until all such deferred fees or expenses have been recouped by the Investment Adviser, the Portfolios' expenses will be higher, and their yields will be lower, than would otherwise be the case. See "Organization and Management-Expense Limitation." Actual operating expenses for the Series A, B, C and Institutional Portfolios for the first year of operations are estimated to be the following respective annualized percentages of such Portfolios' average net assets:
    A- %; B- %; C- %; Institutional- %. The various operating expenses of the Portfolios are further described under "Organization and Management."


EXAMPLE OF PORTFOLIO EXPENSES. The following table illustrates the expenses that a shareholder would pay on a hypothetical $1,000 investment in each of the Portfolios over various time periods, assuming a 5% annual return. The Portfolios charge no redemption fees. However, a contingent deferred sales charge of 1.00% applies on redemptions of shares of a Series A Portfolio made less than one year after a $1 million purchase of such shares, a contingent deferred sales charge applies on redemptions of shares of a Series B Portfolio (ranging from 5.00% of redemptions made within 12 months of purchase to zero for redemptions made more than six years after purchase), and a contingent deferred sales charge of 1.00% applies on redemptions of shares of a Series C Portfolio made less than one year after any purchase of such shares.


                                                              1 Year   3 Years
------------------------------------------------------------------------------
GLOBAL GROWTH & INCOME PORTFOLIOS
Portfolio A(1)                                                 $70      $108
Portfolio B:(2)
  Assuming redemption at end of time period                    $77      $110
  Assuming no redemption                                       $25      $ 78
Portfolio C:(2)
  Assuming redemption at end of time period                    $36      $ 78
  Assuming no redemption                                       $25      $ 78
Institutional Portfolio
------------------------------------------------------------------------------



(1)Assumes redemption at the end of the time period, and deduction at the time of purchase of the maximum applicable initial sales charge. The contingent deferred sales charge on the Series A Portfolio is not applicable to the hypothetical investment of $1,000; it only applies on redemptions of $1 million purchases.


(2)Assumes deduction at the time of redemption of a contingent deferred sales charge, if applicable and no exchange of Portfolio B shares for Portfolio A shares seven or more years after purchase.

This Example assumes that all dividends and other distribution are reinvested and that the percentage amounts listed under "Annual Portfolio Operating Expenses" in the fee table on page 3 remain the same in the years shown.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OF FUTURE EXPENSES, AND A PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The hypothetical 5% annual return is used for illustrative purposes only and should not be interpreted as an estimate of a Portfolio's annual return, as there can be no guarantee of a Portfolio's future performance.

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PROSPECTUS SUMMARY


Nicholas-Applegate Mutual Funds (the "Trust") is an open-end management investment company comprised of a number of diversified investment portfolios, including the Global Growth & Income A, B, C and Institutional Portfolios offered hereby.


INVESTMENT OBJECTIVES. The investment objectives of the Portfolios are described on the front cover of this Prospectus. There can be no assurance that any Portfolio will achieve its investment objective. See "Investment Objectives, Policies and Risk Considerations" and "Appendix: Investment Policies, Strategies and Risks."


MASTER/FEEDER STRUCTURE. The Portfolios seek to achieve their respective investment objectives by investing all of their assets in corresponding series ("Fund") of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company. The Fund has the same investment objectives as the Portfolios which invest in it. The Fund in turn holds investment securities. Although the "master/feeder" structure employed by the Portfolios to achieve their investment objectives could provide certain efficiencies and economies of scale, it could also have potential adverse effects such as those resulting from large-scale redemptions by other investors of their interests in the Fund, or from the failure by shareholders of a Portfolio to approve a change in investment objectives and policies that has been approved by the shareholders of the Fund. There may also be other investment companies through which you can invest in the Fund which may have higher or lower fees and expenses than those of the Portfolios. See "Investment Objectives, Policies and Risk Considerations-Special Considerations Regarding Master/Feeder Structure."


A Portfolio may cease investing in the Fund only if the Trust's Board of Trustees determines that this is in the best interests of the Portfolio and its shareholders, and only with the approval of the Portfolio's shareholders. In such event the Board of Trustees would consider alternative arrangements such as investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the Portfolio's investment policies. No assurance exists that satisfactory alternative arrangements would be available.


INVESTMENT RISKS AND CONSIDERATIONS. INVESTMENT RISKS AND OTHER CONSIDERATIONS RELEVANT TO THE SECURITIES IN WHICH THE PORTFOLIOS INVEST THROUGH CORRESPONDING FUNDS ARE DESCRIBED UNDER "INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS" AND IN THE APPENDIX-INVESTMENT POLICIES, STRATEGIES AND RISKS. They include the following:


The Fund is permitted to invest up to 35% of its net assets in zero coupon securities, which may be subject to greater volatility as a result of changes in prevailing interest rates than other debt securities. In addition, the Fund is permitted to invest a portion (less than 35%) of its net assets in convertible and debt securities rated below "Baa" by Moody's Investors Service, Inc. ("Moody's"), "BBB" by Standard & Poor's Corporation ("S&P"), or investment grade by other recognized rating agencies, or in unrated securities of comparable quality, if Nicholas-Applegate Capital Management (the "Investment Adviser") believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or lack of ratings. Such securities, commonly referred to as "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. The Fund will in no event purchase debt securities rated below "C" or equivalent by Moody's, S&P or another rating agency, or determined by the Investment Adviser to be of comparable quality. See "Appendix:
Investment Policies, Strategies and Risks" and the Statement of Additional Information for a description of these securities and ratings.


Investments by the Fund in securities of foreign companies and governments involve special risks in addition to the usual risks inherent in domestic investments, including fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. Settlement of transactions in foreign markets may be delayed or less frequent than in the U.S., and foreign governments may withhold taxes from dividends and interest paid on securities held by the Fund. There is also likely to be less publicly available information about certain foreign issuers than is available about U.S. companies, and foreign companies are not generally subject to uniform financial reporting standards comparable to those applicable to U.S. companies. In addition, investment in emerging markets involves greater risks than other foreign investments, including less-developed economic and legal structures; less stable political systems; illiquid securities markets; possible expropriations, nationalization or confiscatory taxation; and possible foreign currency devaluations and fluctuations.


The investment approach of the Investment Adviser results in above-average portfolio turnover for the Fund. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses, and may also result in the realization and distribution to shareholders of net capital gains which are taxable to them as ordinary income for federal tax purposes.


For hedging purposes, the Fund may purchase or write put and call options on securities and securities indices, effect transactions in futures contracts and related options on stock indices, and enter into foreign exchange forward contracts, currency futures or related options. These are derivative instruments, whose value derives from the value of an underlying security, index or currency. Risks associated with the use of such instruments include the possibility that the Investment Adviser's forecasts of market values and currency rates of exchange and other factors are not correct; imperfect correlation between the Fund's hedging technique and the asset or liability being hedged; default by the other party to the transaction; and inability to close out a position because of the lack of a liquid market. Investment in such derivative instruments may not be successful, and may reduce the returns and increase the volatility of the Fund. See "Appendix: Investment Policies, Strategies and Risks" in this Prospectus and "Investment Objectives, Policies and Risks" in the Statement of Additional Information."


The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may enter into repurchase agreements and lend its portfolio securities, which involve the risk of loss upon the default of the seller or borrower. The Fund may also borrow money from banks for temporary purposes which, among other risks, may require the Fund to sell portfolio securities to meet interest and principal payments at an unfavorable time. See "Illiquid Securities," "Repurchase Agreements," "Securities Lending" and "Borrowing" in "Appendix:
Investment Policies, Strategies and Risks."


The Fund had not commenced operation as of the date of this Prospectus.


INVESTMENT ADVISER. The Trust has not retained the services of an investment adviser for the Portfolios, as the Portfolios seek to achieve their investment objectives by investing all of their assets in the Fund. Nicholas-Applegate Capital Management serves as Investment Adviser to the Fund. The Investment Adviser has been in the investment advisory business since 1984 and currently manages approximately $30 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals.


The Investment Adviser is compensated for its services to the Fund in the form of monthly fees at the annual rate of 0.85% of the Fund's net assets. See "Organization and Management."

DISTRIBUTOR. Nicholas-Applegate Securities (the "Distributor"), an affiliate of the Investment Adviser, serves as distributor of shares of the Portfolios. Under a Distribution Plan, the Distributor receives compensation for providing distribution services for the Portfolios at the following annual rates: for the Series A Portfolio-0.25% of the Portfolio's net assets; for the Series B Portfolio-0.75% of the Portfolio's net assets; and for the Series C Portfolio-0.75% of the Portfolio's net assets. Under a Shareholder Service Plan, the Distributor is reimbursed for shareholder services it provides and for payments made to broker-dealers and others for related support and recordkeeping services at an annual rate of up to 0.10% of the Series A Portfolio's net assets, 0.25% of the Series B Portfolio's net assets, and 0.25% of the Series C Portfolio's net assets. See "Organization and Management." Under a Distribution Agreement, the Distributor will also retain a portion of the initial sales load on purchases of shares of the Series A Portfolio and the contingent deferred sales load on redemptions of shares of the Portfolios. The Institutional Portfolio pays no distribution or other fees to the Distributor in connection with services it provides. See "Organization and Management" and "Alternative Purchase Arrangements."


ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN. Investment Company Administration Corporation (the "Administrator") is the administrator for the Trust, with responsibility for managing the daily business operations of the Portfolios, subject to the supervision of the Trust's Board of Trustees. It also acts as administrator for the Master Trust. PNC Bank (the "Custodian") is the custodian for the Trust and the Master Trusts, and State Street Bank and Trust Company (the "Transfer Agent") is the transfer and dividend disbursing agent for the Trust.


PURCHASE OF SHARES. Shares of the Portfolios may be purchased directly from the Trust through its Transfer Agent or through selected dealers. Shares are purchased at the next offering price, less a sales charge if applicable, after an order is received in proper form by the Transfer Agent. For Series A, B and C Portfolios, the minimum initial investment is $2,000 and the minimum subsequent investment is $100, but reduced investment minimums are available in certain cases.


Shares of the Institutional Portfolio are offered to Institutional investors, high net worth individuals and participants in other mutual fund asset allocation programs. The minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The minimum initial and subsequent investments are waived for individual participants of qualified retirement plans and for the former limited partners described above, and may be waived from time to time by the Distributor for other investors. Shares of the Institutional Portfolio may also be purchased with securities which are otherwise appropriate for investment by the Institutional Portfolio. See "Purchasing Shares."


ALTERNATIVE PURCHASE ARRANGEMENTS. Shares of the Series A Portfolio are sold subject to a maximum sales charge of 5.25%. Reduced sales charges are available for purchases of $50,000 or more of shares of the Series A Portfolio. No initial sales charge applies on a purchase of $1 million or more of shares of the Series A Portfolio, but a contingent deferred sales charge of 1.00% is imposed on redemptions made within 12 months after the $1 million purchase. The Trust offers a number of ways shareholders in the Series A Portfolio can reduce their sales charges, including aggregation, concurrent purchases, rights of accumulation and letters of intent. See "Purchasing Shares."


Although shares of the Series B Portfolio and Series C Portfolio may be purchased without an initial sales charge, a contingent deferred sales charge is imposed on redemptions of the Series B Portfolio (ranging from 5.00% of redemptions made within 12 months of the purchase to zero for redemptions made more than six years after purchase) and a contingent deferred sales charge of 1.00% is imposed on redemptions of the Series C Portfolio made less than one year after purchase. Shares of the Series B Portfolio may be exchanged for shares of the Series A Portfolio seven years after purchase. See "Alternative Purchase Arrangements- Series B Portfolio" and "-Series C Portfolio."


SHAREHOLDER SERVICES. The following services are provided to shareholders of the Portfolios for their convenience and flexibility: an automatic investment plan; automatic reinvestment and cross-reinvestment of dividends and capital gains distributions; an exchange privilege, including automatic exchanges; and automatic withdrawals. See "Shareholder Services." The Trust also offers various retirement plans through which you can invest in the Portfolios. See "Purchasing Shares."


REDEEMING SHARES. Shares of the Series A, B and C Portfolios may be redeemed by writing to the Transfer Agent, directly or through a selected dealer, or by telephone if telephone redemption privileges have been established. Proceeds from the redemption of shares of the Series A, B and C Portfolios of $5,000 or more may be wired; otherwise proceeds will be sent by check. Proceeds from the redemption of shares of the Institutional Portfolio will be wired to the bank of the shareholder; participants of qualified retirement plans must make redemption requests to the plan sponsor or administrator. The price received for shares redeemed is at the next determined net asset value after the request is received in proper form by the Transfer Agent or a sub-transfer agent, which may be more or less than the purchase price, except that a contingent deferred sales charge may apply to certain redemptions. See "Redeeming Shares."


DIVIDENDS, DISTRIBUTIONS AND TAXES. The Portfolios declare and pay quarterly dividends of net investment income. The Portfolios make distributions at least annually of any net capital gains. All dividends and distributions will be paid in the form of additional shares at net asset value unless cash payment is requested.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


The investment objective and policies of each Portfolio are discussed below and in the "Appendix: Investment Policies, Strategies and Risks."


SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER STRUCTURE. The Portfolios seek to achieve their investment objectives by investing all of their assets in the Fund, which has the same objectives as the Portfolios. The Fund in turn holds investment securities. Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of the Fund. For a description of the Fund's objectives, policies, restrictions, management and expenses, see "Investment Objectives, Policies and Risk Considerations" below, the Appendix and "Organization and Management." There can be no assurance that any Portfolio or the Fund will achieve its investment objective. Each Portfolio's and the Fund's investment objective is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio or the Fund, respectively, as defined in the Investment Company Act of 1940 (the "Investment Company Act"). Upon any such approval, each Portfolio will provide at least 30 days' written notice to its shareholders before any change is made to its or the Fund's investment objective.


There are certain risks to the Portfolios related to the use of the "master/feeder" structure. Such risks include, but are not limited to, the following: Large-scale redemptions by other investment companies of their interests in the Fund could have adverse effects, such as lack of portfolio diversity and decreased economics of scale, and could result in the shareholders of a Portfolio, as the remaining investor in the Fund, bearing all the operating costs of the Fund and thus experiencing higher pro rata operating expenses and lower returns than would otherwise be the case. In addition, the total withdrawal by another investment company as an investor in the Fund will cause the Fund to terminate automatically in 120 days, unless the corresponding Portfolio and any other investors in the Fund unanimously agree to continue the business of the Fund. As the Portfolio is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Fund, the Board of Trustees of the Trust would need to consider alternative arrangements for the Portfolio, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks." The absence of substantial experience with the master/feeder structure could result in accounting or other difficulties. Failure by shareholders of a Portfolio to approve a change in the investment objective and policies of a Portfolio parallel to a change that has been approved by the shareholders of the Fund would require the Portfolio to redeem its shares of the Fund; this could result in a distribution in kind to the Portfolio of the portfolio securities of the Fund (rather than a cash distribution), causing the Portfolio to incur brokerage fees or other transaction costs in converting such securities to cash, reducing the diversification of the Portfolio's investments and adversely affecting its liquidity. Other shareholders in the Fund may have a greater ownership interest in the Fund than the Portfolios' interest, and could thus have effective voting control over the operation of the Fund.


The Trust's Board of Trustees believes that the Portfolios will achieve certain efficiencies and economies of scale through the "master/feeder" structure, and that the aggregate expenses of the Portfolios will be less than if the Portfolios invested directly in the securities held by the Fund. However, other investment companies that offer their shares to the public also may invest all or substantially all of their assets in the Fund. Accordingly, there may be other investment companies through which you can invest indirectly in the Fund. The fees charged by such other investment companies may be higher or lower than those charged by the Portfolios, which may reflect, among other things, differences in the nature and level of the services and features offered by such companies to their shareholders. Information about the availability of other investment companies that invest in the Fund can be obtained by calling (800) 551-8045.


A Portfolio may cease investing in the Fund only if the Board of Trustees of the Trust determines that such action is in the best interests of the Portfolio and its shareholders, and only with the approval of the Portfolio's shareholders. In that event, the Board of Trustees would consider alternative arrangements, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks."


GLOBAL GROWTH & INCOME PORTFOLIOS. The Global Growth & Income Portfolios seek long-term capital appreciation while providing current income. They invest all of their assets in the Nicholas-Applegate Global Growth & Income Fund, which has the same investment objective as the Portfolios. Assets of the Fund are invested primarily in a diversified portfolio of equity securities, bonds and money market instruments of U.S. and foreign issuers. Although the Fund is not restricted to investments in companies of any particular size, it currently intends to invest principally in established companies in the world's leading industrial nations and in other rapidly growing countries.


Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Fund's total assets will be invested in securities of issuers located in at least three different countries (one of which may be the United States). With this exception, the Fund is not driven by allocation considerations with respect to any particular countries, geographic regions or economic sectors. Although the Fund is authorized to invest more than 25% of its total assets in the securities of issuers located in any one country, it does not currently intend to do so. Countries in which investment opportunities will be sought include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund may also invest in securities issued by companies based in other countries such as countries of Eastern Europe and South America, Indonesia, Korea, Mexico, the Philippines, Portugal and Thailand. The Fund may also invest up to 10% of its total assets in other registered investment Companies, which may result in duplication of fees. See "Appendix: Investment Policies, Strategies and Risks" for a discussion on the risks associated with investment in foreign securities.


Under normal market conditions, at least 60% of the Fund's total assets will be invested in equity securities (common and preferred stocks), and warrants to acquire such securities. The remainder of the Fund's assets will be invested in debt securities of foreign companies and foreign governments and their agencies and instrumentalities which the Investment Adviser believes present attractive opportunities for capital growth, as well as in various other securities and instruments described in "Appendix: Investment Policies, Strategies and Risks".


The Fund's debt securities will generally be investment grade securities rated "Baa" or higher by Moody's, "BBB" or higher by S&P or equivalent ratings by other recognized rating agencies, or will be unrated if determined by the Investment Adviser to be of comparable quality. These securities are of investment grade, which means that their issuers are believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades may have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities. However, a portion (less than 35%) of the Fund's net assets may be invested in debt securities rated below investment grade or in unrated securities of comparable quality if the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Debt securities with ratings below "Baa" or "BBB" or equivalent ratings, commonly referred to as "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. If the rating of an investment grade security held by the Fund is downgraded, the Investment Adviser will determine whether it is in the best interests of the Fund to continue to hold such security in its investment portfolio. However, if the downgrading of a debt security causes the Fund to retain 35% or more of its net assets in junk bonds, the Fund will sell sufficient principal amount of junk bonds as promptly as practicable to ensure that it does not hold 35% or more of its net assets in such securities. See "Appendix Investment Policies, Strategies and Risks" for discussion of the risks associated with investment in junk bonds.


The Fund intends to invest principally in securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter market (either within or outside the issuer's domicile country). The Fund will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Investment Adviser to be fully exchangeable into United States dollars without significant legal restriction. The Fund may purchase securities issued by the government of, or a company located in, one nation but denominated in the currency of another nation (or in a multinational currency unit).


INVESTMENT TECHNIQUES AND PROCESSES. The focus of the Investment Adviser's investment program is GROWTH OVER TIME-Registered Trademark-. In making decisions with respect to equity securities for the Funds, the Investment Adviser uses a proprietary investment methodology which is designed to capture positive change at an early stage. It adheres rigorously to this methodology, and applies it to various segments of the capital markets, domestically and internationally. This methodology consists of investment techniques and processes designed to identify companies with attractive earnings and dividend growth potential and to evaluate their investment prospects. These techniques and processes include relationships with an extensive network of brokerage and research firms located throughout the world; computer-assisted fundamental analysis of thousands of domestic and foreign companies; established criteria for the purchase and sale of individual securities; portfolio structuring and rebalancing guidelines; securities trading techniques; and continual monitoring and reevaluation of all holdings with a view to maintaining the most attractive mix of investments. The Investment Adviser collects data on approximately 26,000 companies in 35 countries (adjusting for reporting and accounting differences). There can be no assurance that use of this proprietary investment methodology will be successful.


The decision to invest assets of the Fund in any particular debt security will be based on such factors as the Investment Adviser's analysis of the effect of the yield to maturity of the security on the average yield to maturity of the total debt security portfolio of the Fund, the Investment Adviser's assessment of the credit quality of the issuer and other factors the Investment Adviser deems relevant. In managing the Fund's debt security investments, the

Investment Adviser seeks to capture major moves in interest rates and utilizes a proprietary model to identify interest rate trends in the bond market. There can be no assurance that use of these techniques will be successful.


INVESTMENT POLICIES, STRATEGIES AND RISKS. The Appendix and the Statement of Additional Information describe certain investment securities and techniques of the Funds and the associated risks. These include short-term investments in cash and cash equivalents; investment in sovereign debt securities of U.S. and foreign governments and their agencies and instrumentalities; floating and variable rate demand notes and bonds; commercial paper; non-convertible corporate debt securities; convertible securities, synthetic convertible securities and warrants; closed-end country funds; depository receipts; over-the-counter securities; when-issued securities and firm commitment agreements; foreign exchange contracts; put and call options on securities; stock index futures contracts; repurchase agreements; illiquid securities; securities lending; and borrowing.


INVESTMENT RESTRICTIONS. Each Portfolio and the Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio or the Fund, respectively, as defined in the Investment Company Act. An investment policy or restriction which is not described as fundamental in this Prospectus or the Statement of Additional Information may be changed or modified by the Board of Trustees of the Trust or Master Trust, as the case may be, without shareholder approval.


Certain of the investment restrictions which are fundamental policies are set forth below. Additional investment restrictions are discussed in the Appendix and Statement of Additional Information.


1. Neither the Fund nor any Portfolio may invest more than 5% of its total assets in the securities of any one issuer. However, up to 25% of a Portfolio's or Fund's total assets can be invested without regard to this limitation, and this limitation does not apply to investments in securities of the U.S. Government or its agencies and instrumentalities.


2. Neither the Fund nor any Portfolio may purchase more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.



3. Neither the Fund nor any Portfolio may invest 25% or more of its total assets in any one particular industry; however, this restriction does not apply to the securities of the U.S. Government, its agencies and instrumentalities.


4. Neither the Fund nor any Portfolio may make loans of its portfolio securities in an aggregate amount exceeding 30% of the value of its total assets, or borrow money (except from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and in an aggregate amount not exceeding 20% of the value of its total assets).


5. Neither the Fund nor any Portfolio may invest more than 15% of its net assets in illiquid securities.


The investment restrictions described above do not apply to an investment by a Portfolio of all of its assets in the Fund.


PORTFOLIO TURNOVER. The Investment Adviser's investment approach results in above-average portfolio turnover for the Fund as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by the Fund and the purchase of another security of better value can enhance principal or increase income. A security may also be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Investment Adviser anticipates that the annual portfolio turnover rate for the Fund may be up to 200%, which is substantially greater than that of many other investment companies. A high rate of portfolio turnover (100% or more) will result in the Fund paying greater brokerage commissions on equity securities (other than those effected with dealers on a principal basis) than would otherwise be the case, which will be borne directly by the Fund and ultimately by the shareholders of the Portfolios. High portfolio turnover should not result in the Fund paying greater brokerage commissions on debt securities, as most transactions in debt securities are effected with dealers on a principal basis. However, debt securities, as well as equity securities traded on a principal basis, are subject to mark-ups by the dealers. High portfolio turnover may also result in the realization of substantial net capital gains, and any distributions derived from such gains may be ordinary income for federal tax purposes.


--------------------------------------------------------------------------------
ORGANIZATION AND MANAGEMENT

ORGANIZATION. Each Portfolio is a series of Nicholas-Applegate Mutual Funds, a Delaware business trust. The Board of Trustees of the Trust, in addition to reviewing the actions of the Trust's Administrator and Distributor, as set forth below, decides upon matters of general policy with respect to each Portfolio. See "General Information." The trustees and officers of the Trust and of the Master Trust are described in the Statement of Additional Information. None of the disinterested trustees of the Trust are same individuals as the disinterested trustees of the Master Trust.


INVESTMENT ADVISER. The Trust has not retained the services of an investment adviser for the Portfolios, as the Portfolios seek to achieve their investment objectives by investing all of their assets in corresponding Funds. Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101, serves as the Investment Adviser to the Funds. The Investment Adviser currently manages over approximately $30 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals. The Investment Adviser was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and 13 other partners manage a staff of approximately 325 employees.


As compensation for the services it provides, the Investment Adviser receives from the Fund a monthly fee at the annual rate of 0.85% of the Fund's net assets.


The Fund is managed under the general supervision of Mr. Nicholas, who has been the Chief Investment Officer of the Investment Adviser since its organization. John D. Wylie, as Chief Investment Officer-Investor Services Group, is also responsible for general oversight of the Fund's portfolio. The Investment Adviser's global management team, headed by Lawrence S. Speidell and Catherine Somhegyi, is primarily responsible for the Investment Adviser's day-to-day management of the Fund's portfolio. Mr. Wylie and Ms. Somhegyi have managed institutional investments for the Investment Adviser for more than the last five years.

Mr. Speidell has been a portfolio manager with the Investment Adviser since March 1994; from 1983 until he joined the Investment Adviser, he was an institutional portfolio manager with Batterymarch Financial Management.



ADMINISTRATOR. Investment Company Administration Corporation, a Delaware corporation, is the Administrator of each Portfolio. Pursuant to an Administration Agreement with the Trust, and subject to the supervision of the Board of Trustees of the Trust, the Administrator supervises the overall administration of the Trust. Its responsibilities include preparing and filing all documents required for compliance by the Trust with applicable laws and regulations, arranging for the maintenance of books and records of the Trust and supervision of other organizations that provide services to the Trust. Certain officers of the Trust are also provided by the Administrator. For the services it provides to the Trust, the Administrator receives an annual fee of between $5,000 and $30,000 for each of the groups of portfolios of the Trust investing in the various series of the Master Trust; the fee is allocated among the various series of the Trust, including the Portfolios, in accordance with relative net asset values. The Administrator provides similar services as the administrator of the Master Trust, subject to the supervision of its Board of Trustees, and is compensated separately for the services rendered to the Fund at an annual rate of approximately 0.02% of the average daily net assets of the Fund.


EXPENSE LIMITATION. To limit the expenses of each Portfolio, the Investment Adviser has agreed to defer its fees, and to absorb the other operating expenses of each Portfolio, to ensure that the expenses of each Portfolio (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses, but including such Portfolio's proportionate share of the Fund's similar operating expenses) do not exceed the following respective percentage of such Portfolio's average net assets on an annual basis through March 31, 1997: Series A Portfolio-1.85%; Series B Portfolio-2.50%; Series C Portfolio-2.50%; Institutional Portfolio-1.35%. Each Portfolio will reimburse the Investment Adviser for fees deferred or other expenses paid by the Investment Adviser pursuant to this agreement in later years in which operating expenses for the Portfolio are less than the applicable percentage limitation set forth above for any such year. No interest, carrying or finance charge will be paid by a Portfolio with respect to any amounts representing fees deferred or other expenses paid by the Investment Adviser. In addition, neither the Fund nor any Portfolio will be required to repay any unreimbursed amounts to the Investment Adviser upon termination or non-renewal of its Investment Advisory Agreement with the Master Trust.


DISTRIBUTOR. Nicholas-Applegate Securities, 600 West Broadway, 30th Floor, San Diego, California 92101, a California limited partnership, serves as the Distributor of shares of each Portfolio. The general partner of the Distributor is Nicholas-Applegate Capital Management Holdings, L.P. and its limited partner is the Investment Adviser.


The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act with respect to the Series A, B and C Portfolios. Under the Distribution Plan, each of the Series A, B and C Portfolios compensates the Distributor for services rendered and costs incurred in connection with distribution of shares of such Portfolio. The Trust has also adopted a Shareholder Service Plan under which each of the Series A, B and C Portfolios reimburses the Distributor for shareholder servicing expenses actually incurred with respect to shares of such Portfolio.


Under the Distribution Plan and a related distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the shares of each of the Series A, B and C Portfolios. These expenses include advertising and marketing expenses, commissions and other payments to broker-dealers and others which have entered into agreements with the Distributor, the expenses of preparing, printing and distributing prospectuses for the the Series A, B and C Portfolios, and indirect and overhead costs associated with the sale of Portfolio shares. The Distributor recovers the distribution expenses it incurs through the receipt of compensation payments from each of the Series A, B and C Portfolios under the Distribution Plan at the following annual rates: for the Series A Portfolio, 0.25% of the Portfolio's average daily net assets; for the Series B Portfolio, 0.75% of the Portfolio's average daily net costs; for the Series C Portfolio, 0.75% of the Portfolio's average daily net assets. Moreover, under the Distribution Agreement, the Distributor retains a portion of an initial sales charge from purchases of shares of the Series A Portfolios, and a contingent deferred sales charge from redemptions of shares of the Series A, B and C Portfolios. The Distribution Plan is a "compensation" plan, which means that the distribution fees paid by the Series A, B and C Portfolios under the Distribution Plan are intended to compensate the Distributor for services rendered and commission fees borne even if the amounts paid exceed the Distributor's actual expenses (in which case the Distributor would realize a profit). If in any year the Distributor's expenses incurred in connection with the distribution of the shares of any of the Series A, B or C Portfolios exceed the distribution fees paid by that Portfolio, the Distributor will recover such excess if the Distribution Plan with respect to such shares continues to be in effect in some later year when the distribution fees exceed the Distributor's expenses with respect to that Portfolio. There is no limit on the periods during which unreimbursed expenses may be carried forward; no Portfolio pays interest, carrying or other finance charges on any carried forward amounts; and no Portfolio will be obligated to pay any unreimbursed expenses that may exist at such time, if any, as the Distribution Plan terminates or is not continued.



Many of the Distributor's sales efforts involve the Trust as a whole, so that distribution fees paid by one Portfolio may help finance sales efforts relating to shares of other Portfolios. In reporting its expenses to the Trustees, the Distributor separately itemizes expenses that relate to the distribution of shares of a single Portfolio, and allocates other expenses among the Series A, B and C Portfolios based on their relative net assets.



Under the Shareholder Service Plan, which is a "reimbursement" plan, each of the Series A, B and C Portfolios, pays the Distributor an annual fee of up to 0.10%, 0.25% and 0.25%, respectively, of the Portfolio's average daily net assets as reimbursement for certain expenses actually incurred in connection with shareholder services provided by the Distributor and payments to broker-dealers and others for the provision of such services. Support services with respect to the beneficial owners of Portfolio shares include establishing and maintaining accounts and records relating to clients of the Distributor, broker-dealers and others who invest in the Portfolio shares, preparing tax reports, assisting clients in processing exchange and redemption requests and account designations, and responding to client inquiries concerning their investments. If in any month the Distributor is due more monies for shareholder services than are immediately payable because of the expense limitations under the Shareholder Service Plan, the unpaid amount is carried forward from month to month while the Shareholder Service Plan is in effect until such time when it may be paid. However, no carried forward amount will be payable beyond the fiscal year during which the amounts were incurred, and no interest, carrying or other finance charge is borne by the Series A, B and C Portfolios with respect to any amount carried forward.


No fees or commissions will be paid by the Distributor to any broker-dealer or others until amounts owed to such broker-dealer or others are at least $100. The Distributor, at its expense, may provide additional promotional incentives to brokers and dealers. In the case of dealers who institute special promotional programs for sales of shares of the Series A, B and C Portfolios or other series of the Trust, such incentives may be up to 0.50% of sales during the promotion period. Dealers may obtain further information by calling (800) 551-8045.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania, 19113, serves as Custodian for the Portfolios and the Funds. PFPC Inc., an affiliate of the Custodian, provides accounting services to the Portfolios and the Funds. State Street Bank and Trust Company, Mutual Funds Division, Nicholas-Applegate, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts 02171, is the Transfer Agent and the Dividend Disbursing Agent for the Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE. The Investment Adviser is responsible for the Funds' portfolio transactions and the allocation of the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Funds. Subject to obtaining the best price and execution, the Investment Adviser may effect transactions through brokers who sell shares of the Portfolios or provide research services to the Investment Adviser, which may result in the payment of higher commissions than those charged by other brokers. However, the selection of such brokers will be made in accordance with Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) requires the Investment Adviser to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES. You may purchase shares of any Portfolio directly from the Trust through its Transfer Agent, State Street Bank and Trust Company, or through your dealer which has entered into a selling group agreement with the Distributor. Account applications can be obtained from the Transfer Agent or your dealer. The minimum initial investment is generally $2,000 and the minimum subsequent investment is $100, but reduced investment minimums are available in certain cases. See "Investment Minimums" below.


Purchases of shares of the Portfolios can be made by check or by wiring federal funds to the Transfer Agent. Checks should be in U.S. dollars and made payable to Nicholas-Applegate Mutual Funds or, in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. Checks should be sent to the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, Attention: Nicholas-Applegate Mutual Funds. Please specify the name of the Portfolio, the account number assigned by the Transfer Agent, and your name. See "Purchase by Wire" below for wiring instructions.



You may make subsequent investments in any of the Series A, B and C Portfolios by completing the subsequent investments form at the bottom of a recent account statement, making your check payable to the Trust, writing your account number on the check and mailing it in the envelope provided with your account statement. Subsequent investments may also be made by mailing your check directly to your dealer's address printed on your account statement.

Shares of the Institutional Portfolio are offered to institutional investors, high net worth individuals and participants in certain mutual fund asset allocation programs. Shares of the Institutional Portfolio are also offered to former limited partners and participants of certain investment partnerships and pooled trusts previously managed by the Investment Adviser (the "former partners"); to partners, officers and employees of the Investment Adviser and Distributor and their immediate family members; and to certain other persons determined from time to time by the Distributor.


Investments by individual participants of qualified retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting all orders for the purchase, redemption and exchange of Institutional Portfolio shares. The availability of an investment by a plan participant in the Institutional Portfolio, and the procedures for investing, depend upon the provisions of the qualified retirement plan and whether the plan sponsor or administrator has contracted with the Trust or the Transfer Agent for special processing services, including subaccounting. Other institutional investors and eligible purchasers must arrange for services through the Transfer Agent or Distributor by calling (800) 551-8043.


Shares of the Institutional Portfolio may be purchased at net asset value without a sales charge. Shares of the Institutional Portfolio may also be purchased with securities which are otherwise appropriate for investment by the Institutional Portfolio. Shares will be purchased for a participant of a qualified retirement plan only upon receipt by the plan's recordkeeper of the participant's funds accompanied by the information necessary to determine the proper share allocation for the participant.


An account may be opened by completing and signing an account application and sending it to the address indicated on the application. Account applications can be obtained from the Distributor or Transfer Agent. Individual participants of qualified retirement plans can obtain an account application from their plan sponsor or administrator. Plan sponsors and administrators will be responsible for forwarding to the Transfer Agent all relevant information and account applications for plan participants.


Each Portfolio reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. Your dealer is responsible for forwarding payment promptly to the Transfer Agent. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment. Transactions in Portfolio shares made through dealers other than the Transfer Agent may be subject to postage and handling charges imposed by the dealer.


PURCHASE BY WIRE. Purchases of shares of the Portfolios can be made by wiring federal funds to the Transfer Agent. Before wiring federal funds, you must first telephone the Transfer Agent at (800) 551-8043 (toll-free) between the hours of 8:00 A.M. and 4:00 P.M. (Eastern Time) on a day when the New York Stock Exchange is open for normal trading to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Portfolio's Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, ABA No. 011000028, DDA No. 9904-645-0
Attention: Nicholas-Applegate Mutual Funds, specifying on the wire the name of the Portfolio, the account number assigned by the Transfer Agent and your name. If you arrange for receipt by the Transfer Agent of federal funds prior to close of trading (currently 4:00 P.M., Eastern time) of the New York Stock Exchange on a day when the Exchange is open for normal trading, you may purchase shares of the Portfolio as of that day. Your bank is likely to charge you a fee for wire transfers.

Subsequent purchases by wire may be made at any time by calling the Transfer Agent and wiring federal funds as outlined above. For purchases of shares of Series A, B and C Portfolios, be sure that the wire specifies the name of the Portfolio, your name and the account number. In the Series A, B and C Portfolios, the minimum amount which may be invested by wire is $100, except as noted below.


SHARE PRICE. Shares are purchased at the next offering price after the order is received in proper form by the Transfer Agent or, in the case of the purchase of shares of the Institutional Portfolio, a sub-transfer agent. An order in proper form must include all correct and complete information, documents and signatures required to process your purchase, as well as a check or bank wire payment properly drawn and collectable. For purchases of shares of the Institutional Portfolio by a qualified retirement plan, an order in proper form is defined as receipt of funds and the information necessary to determine the proper share allocation for each participant. The price per share is its net asset value, which is determined as of the close of trading of the New York Stock Exchange on each day the Exchange is open for normal trading. Orders received before 4:00 P.M. (Eastern time) on a day when the Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day. To determine a Portfolio's net asset value per share, the current value of the Portfolio's total assets, less all liabilities, is divided by the total number of shares outstanding, and the result is rounded to the nearer cent.


SHARE CERTIFICATES. Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates. If you would like certificates issued, please request them by writing to the Transfer Agent. There is usually no charge for issuing certificates in reasonable denominations, but certificates will be issued only for full shares.


INVESTMENT MINIMUMS. The minimum initial investment in each of the Series A, B and C Portfolios is $2,000. For retirement plan investments and custodial accounts under the Uniform Gifts/Transfers to Minors Act, the minimum is $250. The minimum is reduced to $50 for purchases through the Automatic Investment Plan or to $25 for purchases by retirement plans through payroll deductions. The minimum is $100 for additional investments (except as noted above).


The minimum initial investment in the Institutional Portfolio is $250,000 and the minimum subsequent investment is $10,000. The minimum initial and subsequent investments are waived for individual participants of qualified retirement plans and for the former partners and trust participants described above, and may be waived from time to time by the Distributor for other investors.


RETIREMENT PLANS. You may invest in each Portfolio through various retirement plans including IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans (including 401(k) plans). For further information about any of the plans, agreements, applications and annual fees, contact the Distributor or your dealer. To determine which retirement plan is appropriate for you, please consult your tax adviser.

--------------------------------------------------------------------------------
ALTERNATIVE PURCHASE ARRANGEMENTS


Purchases of shares of the Series A Portfolio are generally subject to a maximum initial sales charge of 5.25% and lower distribution and shareholder service fees than shares of the Series B or C Portfolios. Purchases of the Series B Portfolio are subject to a contingent deferred sales charge, ranging from 5.00% on redemptions made within 12 months after the shares were purchased to zero for redemptions made more than six years after purchase, and higher distribution and shareholder service fees than shares of the Series A Portfolio. Purchases of shares of the Series C Portfolio are subject to a contingent deferred sales charge of 1.00% imposed on redemptions made within 12 months after the shares were purchased, and higher distribution and shareholder service fees than shares of the Series A Portfolio. Shares of the Series B Portfolio may be exchanged for shares of the Series A Portfolio seven years after purchase; an exchange will be treated as a redemption and purchase for tax purposes.


You may choose the method of purchasing Portfolio shares that is most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares, whether you qualify for any reduction or waiver of any applicable sales charge, and other relevant circumstances. You should consider which method of purchase best suits your individual circumstances, I.E., whether it is more advantageous to incur an initial sales charge and lower annual fees (the Series A Portfolio), to have the entire purchase price invested in Portfolio shares with the investment thereafter being subject to a contingent deferred sales charge for a period of six years and higher annual fees for a period of seven years from date of purchase (the Series B Portfolio), or to have the entire purchase price invested in Portfolio shares with the investment thereafter being subject to a contingent deferred sales charge for a period of one year from date of purchase and higher annual fees (the Series C Portfolio).


The following illustrations are provided to assist you in determining which method of purchase best suits your individual circumstances, and are based on current fees and expenses being charged to the Portfolios:

If you intend to hold your investment in a Portfolio for less than seven years and do not qualify for a reduced sales charge on Series A Portfolio shares, you should consider purchasing Series C Portfolio shares rather than Series A or B Portfolio shares, since Series A Portfolio shares are subject to a maximum initial sales charge of 5.25% and Series B Portfolio shares are subject to a contingent deferred sales charge of 5% which declines to zero over a six-year period.

If you intend to hold your investment in a Portfolio for seven years or more and do not qualify for a reduced sales charge on Series A Portfolio shares, you should consider purchasing Series B Portfolio shares rather than Series A or C Portfolio shares, since Series B Portfolio shares may be exchanged for Series A Portfolio shares in a taxable transaction seven years after purchase and all of your money would be invested initially in the case of Series B Portfolio shares.

If you qualify for a reduced sales charge on Series A Portfolio shares, it may be more advantageous for you to purchase Series A Portfolio shares than Series B or C Portfolio shares regardless of how long you intend to hold your investment. However, unlike Series B and C Portfolio shares, you would not have all of your money invested initially because the sales charge on Series A Portfolio shares is deducted at the time of purchase.

If you do not qualify for a reduced sales charge on Series A Portfolio shares and you purchase Series B or C Portfolio shares, you would have to hold your investment for approximately eight years in the case of Series B or C Portfolio shares for the higher cumulative distribution and shareholder service fees on those shares to exceed the initial sales charge plus cumulative distribution and shareholder service fees on Series A Portfolio shares. This does not take into account the time value of money, which further reduces the impact of the higher Series B or C Portfolio distribution and shareholder service fees on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions at a time when the contingent deferred sales charge is applicable.

Financial advisers and other sales agents who sell shares of the Trust will receive different compensation for selling shares of the Series A, B and C Portfolios, and will generally receive more compensation initially for selling shares of the Series A Portfolios than for selling shares of the Series B or C Portfolios.


SERIES A PORTFOLIO


The sales charges you pay when purchasing shares of the Series A Portfolio are set forth below:


                                                                                                    Dealer Commission
                                                                                                    as Percentage of the
                                                              Sales Charges as Percentage of the:   Offering Price
Amount of Purchase                                            NET AMOUNT               OFFERING
at the Offering Price                                         INVESTED                 PRICE
-------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                             5.54%                    5.25%        4.50%
$50,000 but less than $100,000                                4.71%                    4.50%        3.75%
$100,000 but less than $250,000                               3.63%                    3.50%        2.75%
$250,000 but less than $500,000                               2.56%                    2.50%        2.00%
$500,000 but less than $1,000,000                             2.04%                    2.00%        1.60%
$1,000,000 or more                                            None                     None         (See below)


In addition, although no initial sales charge applies on a purchase of $1 million or more of the Series A Portfolio, a contingent deferred sales charge of 1.00% is imposed on certain redemptions within one year of the $1 million purchase. See "Redeeming Shares-Contingent Deferred Sales Charge on Redemptions of Portfolio A Shares." Commissions will be paid by the Distributor to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with 50 or more eligible employees as set forth in the Statement of Additional Information.


NET ASSET VALUE PURCHASES. The Trust may sell shares of the Series A Portfolio at net asset value to:


        (1) current or retired directors, trustees, partners, officers and employees of the Trust, the Master Trust, the Distributor, the Investment Adviser and its general partner, certain family members of the above persons, and trusts or plans primarily for such persons;


        (2) current or retired registered representatives or full-time employees and their spouses and minor children of dealers having selling group agreements with the Trust and plans for such persons;


        (3) former limited partners and participants of certain investment partnerships and pooled trusts previously managed by the Investment Adviser;


        (4) shareholders and former shareholders of another mutual fund which has a sales charge and is not a series of the Trust, so long as shares of the Portfolio are purchased with the proceeds of a redemption, made within 60 days of the purchase, of shares of such other mutual fund (to obtain this benefit, the redemption check, endorsed to the Trust, or a copy of the confirmation showing the redemption must be forwarded to the Transfer Agent);


        (5) companies or other entities exchanging securities with the Trust or Master Trust through a merger, acquisition or exchange offer;


        (6) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees;


        (7) participants in certain pension, profit-sharing or employee benefit plans that are sponsored by the Distributor and its affiliates;


        (8) investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;


        (9) clients of investment advisers and financial planners referred to in item (8) who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker, agent, investment adviser or financial institution;


        (10) employee-sponsored benefit plans in connection with redemptions of shares of Series A or C Portfolios made as a result of participant-directed exchanges between options in such a plan;


        (11) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Series A Portfolios; and


        (12) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Trust or the Distributor.


Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. No sales charges are imposed on Portfolio shares purchased upon the reinvestment of dividends and distributions, or upon an exchange of shares from other series of the Trust except as otherwise noted in "Shareholder Services- Exchange Privilege" below.


AGGREGATION. Sales charge discounts on purchases of shares of the Series A Portfolio are available for certain aggregated investments. Investments which may be aggregated include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, again excluding employee benefit plans described above, or (3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Portfolio shares. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.


RIGHT OF ACCUMULATION. The sales charge for your investment may be reduced by taking into account your existing holdings in the Series A Portfolio. See the account application for further details.


LETTER OF INTENT. You may reduce sales charges on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Series A Portfolio may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See the account application for further details.


SERIES B PORTFOLIO


You may purchase shares of the Series B Portfolio without an initial sales charge. However, you will bear your proportionate share of payments pursuant to the Distribution and Shareholder Service Plans, as described above, which affects the net asset value of your shares in the Series B Portfolio. In addition, a contingent deferred sales charge applies to redemptions of shares of the Series B Portfolio made within six years from date of their purchase. No such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments. The contingent deferred sales charge is paid to the Distributor. The Distributor pays sales commissions of up to 4.00% of the purchase price to participating broker-dealers and others at the end of the month during which purchases of shares of the Series B Portfolio are made by their customers. See "Redeeming Shares-Contingent Deferred Sales Charge or Redemption of Portfolio B Shares"


Portfolio B shares may be exchanged for the Portfolio A shares seven years after purchase. Exchanges will be effected at relative net asset value without the imposition of any additional sales charge, and will be treated as a redemption and purchase for tax purposes. Since annual distribution-related fees are lower for Portfolio A shares than Portfolio B shares, the per share net asset value of the Portfolio A shares may be higher than that of the Portfolio B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Portfolio A shares than Portfolio B shares converted.


For Portfolio B shares previously exchanged for shares of the Trust's Money Market Portfolio, the time period during which such shares were held in the Money Market Portfolio will be excluded in calculating the applicable holding period. For example, Portfolio B shares held in the Trust's Money Market Portfolio for one year will not be exchangeable for Portfolio A shares until eight years from purchase. Portfolio B shares acquired through exchange may be exchanged for Portfolio A shares after expiration of the exchange period applicable to the original purchase of such shares.


The Trust currently intends to establish, prior to 2002, an additional class of the Series B Portfolio with the same distribution and shareholder service fees as the Series A Portfolio, and to provide for the automatic conversion of the shares of the current class of Series B Portfolio into the new class seven years after purchase without any sales charge, if in the opinion of counsel such conversion would not constitute a taxable event for U.S. income tax purposes. No assurance exists that the Trust will be able to establish such a class of the Series B Portfolio in a manner that will provide such benefit.


SERIES C PORTFOLIO


You may purchase shares of any Series C Portfolio without an initial sales charge. However, you will bear your proportionate share of payments pursuant to the Distribution and Shareholder Service Plans, as described above, which affects the net asset value of your shares in the Series C Portfolios. In addition, a contingent deferred sales charge of 1.00% applies to redemptions of shares of a Series C Portfolio made within one year from date of their purchase. Shares of the Series C Portfolios may not be exchanged for shares of the Series A Portfolios, which may affect their performance for long-term investors. The Distributor pays sales commissions of up to 1.00% of the purchase price to participating broker-dealers and others at the end of the month during which purchases of shares of the Series C Portfolios are made by their customers.

OTHER PORTFOLIOS


Currently, the Trust offers nine Series A Portfolios, nine Series B Portfolios, nine Series C Portfolios and a Money Market Portfolio. Portfolios other than the Global Growth & Income Portfolios are covered by separate prospectuses which can be obtained by calling (800) 551-8045.


--------------------------------------------------------------------------------
SHAREHOLDER SERVICES


AUTOMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments in each Portfolio through automatic withdrawals of specified amounts from your bank account once an automatic investment plan is established. Individual participants of qualified retirement plans may make regular investments in the Portfolio through payroll deductions in accordance with procedures adopted by the plan sponsor or administrator. See the account application or your plan sponsor or administrator for further details about this service or call the Transfer Agent at (800) 551-8043.


AUTOMATIC REINVESTMENT. Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You may elect to have dividends or capital gain distributions paid in cash.


CROSS-REINVESTMENT. You may cross-reinvest dividends or dividends and capital gain distributions paid by one Portfolio into shares of another Portfolio within the same series (A, B, C or Institutional), subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan, if applicable. Generally, to use this service the value of your account in the Portfolio which paid the dividend or capital gain distribution must equal at least $5,000.


EXCHANGE PRIVILEGE. You may exchange shares of any Portfolio into shares of other Portfolios within the same series (A, B, C or Institutional) by writing to the Transfer Agent, State Street Bank and Trust Company, Attention: Mutual Funds Division, Nicholas-Applegate, P.O. Box 8326, Boston, Massachusetts 02266-8326. Please specify the name of the applicable Portfolio, the number of shares or dollar amount to be exchanged and your name and account number. You may also exchange shares by contacting your dealer or-if you have authorized telephone exchanges on the account application-by telephoning the Transfer Agent at (800) 551-8043 or by sending the Transfer Agent a facsimile at
(617) 774-2651, between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading (see "Telephone Privilege" below).


The Trust's exchange privilege is not intended to afford shareholders a way to speculate on short-term market movements. Accordingly the Trust reserves the right to limit the number of exchanges an investor or participant may make in any year, to avoid excessive Portfolio expenses.


Individual participants of qualified retirement plans may exchange shares (depending upon the provisions of the plan) by written or telephone request through the plan sponsor or administrator. Such participants holding shares of the Institutional Portfolio may exchange shares only for shares of other Institutional Series that are included in their plan. In addition, the exchange privilege may not be available to investors in the Institutional Portfolio who are eligible to purchase shares of a Portfolio as a result of agreements between the Distributor and certain broker-dealers, financial planners and similar institutions.


Before effecting an exchange, you should obtain the currently effective prospectus of the series into which the exchange is to be made. All exchanges will be made on the basis of the relative net asset values of the two Series next determined after a completed request is received. Exchange purchases are subject to the minimum investment requirements of the series being purchased. An exchange will be treated as a redemption and purchase for tax purposes.


TELEPHONE PRIVILEGE. Investors may exchange or redeem shares by telephone if they have elected the telephone privilege on their account applications. Participants in qualified retirement plans may make telephone requests only through their plan sponsor or administrator and only if such service is offered under the plan. Investors should realize that by electing the telephone privilege, they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. Furthermore, in periods of severe market or economic conditions, telephone exchanges or redemptions may be difficult to implement, in which case investors should mail or send by overnight delivery a written exchange or redemption request to the Transfer Agent. Overnight deliveries should be sent to the Transfer Agent, Attention:
Nicholas-Applegate Mutual Funds, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts 02171. Requests for telephone exchanges or redemptions received before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day. All exchanges or redemptions will be made on the basis of the relative net asset values of the two series next determined after a completed request is received.


The Trust will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Trust include requiring personal identification by account number and social security number, tape recording of telephone instructions, and providing written confirmation of transactions. The Trust reserves the right to refuse a telephone exchange or redemption request if it believes, for example, that the person making the request is neither the record owner of the shares being exchanged or redeemed nor otherwise authorized by the investor to request the exchange or redemption. Investors will be promptly notified of any refused request for a telephone exchange or redemption. No Portfolio or its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be an investor with respect to the telephone privilege.


AUTOMATIC EXCHANGES. You may automatically exchange shares (in increments of $50 or more) among any of the Series A, B or C Portfolios within the same series (A, B or C) on a monthly or quarterly basis. You must either meet the minimum initial investment requirement for the receiving Portfolio or the originating Portfolio's balance must be at least $5,000 and the receiving Portfolio's minimum must be met within one year.


AUTOMATIC WITHDRAWALS. You may make automatic withdrawals from a Series A, B or C Portfolio of $50 or more on a monthly or quarterly basis if you have an account of $5,000 or more in the Portfolio. Withdrawal proceeds will normally be received prior to the end of the month or quarter. See the account application for further information.


An automatic withdrawal plan may be established for the Institutional Portfolio by an investor or by a qualified retirement plan sponsor or administrator for its participants subject to the requirements of the plan and applicable Federal law. Individual participants of qualified retirement plans must establish automatic withdrawal plans with the plan sponsor or administrator rather than the Trust. Automatic withdrawals of $250 or more may be made on a monthly, quarterly, semi-annual or annual basis if you have an account of at least $15,000 when the automatic withdrawal plan begins. Withdrawal proceeds will normally be received prior to the end of the period designated. All income dividends and capital gain distributions on shares under the Automatic Withdrawal Plan must be reinvested in additional shares of the Institutional Portfolio. For the protection of investors and the Trust, wiring instructions must be on file prior to executing any request for the wire transfer of automatic withdrawal proceeds.


ACCOUNT STATEMENTS. An account is opened in accordance with applicable registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent (for qualified retirement plans, such statements will be provided by the plan sponsor or administrator).


REPORTS TO INVESTORS. Each Portfolio will send its investors annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Portfolios may provide one annual and semi-annual report and annual prospectus per household. In addition, quarterly unaudited financial data are available from the Portfolios upon request.


INVESTOR INQUIRIES. Investor inquiries should be addressed to the Trust, P.O. Box 82169, San Diego, California 92138-2169, or by telephone, at (800) 551-8643 (toll free). Individual participants of qualified retirement plans should direct inquiries to their plan sponsor or administrator.


The services referred to above are available only in states where the Portfolio to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice. Investors seeking to add to, change or cancel their selection of available services should contact the Transfer Agent at the address and telephone number provided above.

--------------------------------------------------------------------------------
REDEEMING SHARES


HOW TO REDEEM SHARES. You may redeem shares of any Portfolio by writing to the Transfer Agent, State Street Bank and Trust Company, Attention:
Nicholas-Applegate Mutual Funds, P.O. Box 8326, Boston, Massachusetts 02266-8326. Redemptions by participants in qualified retirement plans must be made in writing to the plan sponsor or administrator rather than the Trust. Please specify the name of the Portfolio, the number of shares or dollar amount to be sold and your name and account number. You should also enclose any certificated shares you wish to redeem. Shares may also be redeemed by contacting your dealer, who may charge you for this service. Shares held in street name must be redeemed through your dealer.


Except as noted in the discussions of contingent deferred sales charges below, the price you receive for the Portfolio shares redeemed is at the next determined net asset value for the shares after a completed redemption request is received by the Transfer Agent, or, in the case of the Institutional Portfolio, a sub-transfer agent. No charge will be imposed by the Trust or the Transfer Agent for redemptions of shares of the Institutional Portfolio.


The signature on a redemption request must be exactly as names appear on the Portfolio's account records, and the request must be signed by the minimum number of persons designated on the account application that are required to effect a redemption. Requests by participants of qualified retirement plans must include all other signatures required by the plan and applicable Federal law.


If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. If the proceeds of the redemption exceed $50,000, are to be paid to a person other than the record owner, are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request may be required to be guaranteed by an "eligible guarantor", which includes a bank or savings and loan association that is federally insured or a member firm of a national securities exchange.


REDEMPTIONS BY TELEPHONE. If an election is made on the account application (or subsequently in writing), redemptions of shares may be requested by contacting the Transfer Agent by telephone at (800) 551-8043 or by facsimile at (617) 774-2651 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading. Investors should state the name of the Portfolio, the number of shares or dollar amount to be sold and their name and account number. Participants of qualified retirement plans may make telephonic or facsimile redemption requests through their plan sponsor or administrator, provided that such service is offered under the plan and satisfactory arrangements have been made with the Transfer Agent. Redemption requests received by the Transfer Agent before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed that day. Otherwise, processing will occur on the next business day. See "Shareholder Services-Telephone Privilege" above.


REDEMPTION PAYMENTS. Redemption proceeds are generally paid to you by check. However, at your request, redemption proceeds of $5,000 or more may be wired by the Transfer Agent to your bank account. Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of your designated bank and your account number. You will be charged a $10 fee for wire transmissions of redemption proceeds, which will be deducted from such proceeds. Payment will be made within three days after receipt by the Transfer Agent of the written or telephonic redemption request and any share certificates, except as indicated below. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 14 calendar days. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits. Payment for redemption of recently purchased shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, up to 15 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank checks.



CONTINGENT DEFERRED SALES CHARGE ON REDEMPTIONS OF PORTFOLIO A SHARES. A contingent deferred sales charge of 1.00% applies to certain redemptions of shares of the Series A Portfolio less than one year after investments of $1 million or more. The charge is 1.00% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. The charge will be deducted from the redemption proceeds and will reduce the amount paid to you. The charge is waived for:


        (1) exchanges for other Portfolio A Shares (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase);


        (2) redemptions in connection with mergers, acquisitions and exchange offers involving the Series A Portfolio;


        (3) qualifying distributions from qualified retirement plans and other employee benefit plans;

        (4) distributions from custodial accounts under Section 403(b)(7) of the Internal Revenue Code or from IRAs due to death, disability or attainment of age 59 1/2;

        (5) tax-free returns of excess contributions to IRAs;

        (6) any partial or complete redemptions following the death or disability of a shareholder, provided the redemption is made within one year of death or initial determination of disability;

        (7) redemptions through certain automatic withdrawals; and

        (8) redemptions by qualified retirement and employee benefit plans with 50 or more eligible employees.


There is no contingent deferred sales charge on redemptions of shares of the Money Market Portfolio unless such shares were acquired in an exchange for shares of the Series A Portfolio and the redemption is made less than one year after the initial $1 million purchase of such shares.


CONTINGENT DEFERRED SALES CHARGE ON REDEMPTION OF PORTFOLIO B SHARES. A contingent deferred sales charge ("CDSC") applies to redemptions of shares of the Series B Portfolio within six years of investment. The charge declines from 5.00% to zero over a six-year period. The CDSC will be deducted from the redemption proceeds and will reduce the amount paid to you. A CDSC will be applied to the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Portfolio B shares until the time the shares are redeemed. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month preceding the purchase and the time shares were held in the Trust's Money Market Portfolio will be excluded.


The following table sets forth the rates of the CDSC applicable to redemptions of shares of the Portfolio B series:


                                                                          CONTINGENT DEFERRED SALES
                                                                            CHARGE AS A PERCENTAGE
                         YEARS SINCE PURCHASE                               OF DOLLARS INVESTED OR
                             PAYMENT MADE                                    REDEMPTION PROCEEDS
-----------------------------------------------------------------------  ----------------------------
First..................................................................                5.00%
Second.................................................................                4.00%
Third..................................................................                3.00%
Fourth.................................................................                3.00%
Fifth..................................................................                2.00%
Sixth..................................................................                1.00%
Seventh and thereafter.................................................                 None


In determining whether a CDSC is applicable to a redemption of shares of the Series B Portfolio, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares of the Series B Portfolio acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of your holdings of the Series B Portfolio above the total amount of payments for the purchase of the shares of the Series during the preceding six years; then of amounts representing the cost of shares of the Series B Portfolio held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares of the Series B Portfolio held for the longest period of time.


For example, assume you purchased 100 shares of Portfolio B at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional shares of Portfolio B through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Portfolio B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged a CDSC at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


The CDSC is waived for redemptions of shares of the Series B Portfolio by: (1) current or retired directors, trustees, partners, officers and employees of the Trust, the Master Trust, the Distributor, the Investment Adviser and its general partner, certain family members of the above persons, and trusts or plans primarily for such persons; (2) former limited partners and participants of certain investment partnerships and pooled trusts previously managed by the Investment Adviser; and (3) participants in certain pension, profit-sharing or employee benefit plans that are sponsored by the Distributor and its affiliates.

The CDSC is also waived for:


        (1) exchanges of shares for other Series B Portfolio shares (however, the shares acquired by exchange will continue to be subject to a contingent deferred sales charge on the same basis as the shares exchanged);



        (2) redemptions in connection with mergers, acquisitions and exchange offers involving the Series B Portfolio;


        (3) qualifying distributions from qualified retirement plans and other employee benefit plans;

        (4) distributions from custodial accounts under Section 403(b)(7) of the Internal Revenue Code or IRAs due to death, disability or attainment of age 59 1/2;

        (5) tax-free returns of excess contributions to IRAs; and

        (6) any partial or complete redemptions following the death or disability of a shareholder, provided the redemption is made within one year of death or initial determination of disability.


There is no CDSC on redemptions of shares of the Money Market Portfolio unless such shares were acquired in an exchange for shares of the Series B Portfolio and the redemption is made within six years after the initial purchase.


CONTINGENT DEFERRED SALES CHARGE ON REDEMPTION OF PORTFOLIO C SHARES. A contingent deferred sales charge of 1.00% applies to redemptions of shares of the Series C Portfolio made less than one year after the date of their purchase. No such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments. In determining whether a contingent deferred sales charge is payable, the same procedures are followed as described above with respect to redemptions of shares of Series B Portfolio. The contingent deferred sales charge is paid to the Distributor. The contingent deferred sales charge is waived for redemptions of shares of the Series C Portfolio, on the same basis as for redemptions of shares of the Series B Portfolio. See "Contingent Deferred Sales Charge on Redemption of Portfolio B Shares."


REINSTATEMENT PRIVILEGE. You may reinvest proceeds from a redemption of Portfolio shares, or proceeds of a dividend or capital gain distribution paid to you with respect to Portfolio shares, without a sales charge in any of the Portfolios. Upon such a reinvestment, the Distributor will credit to your account any contingent deferred sales charge imposed on the redeemed shares. Send a written request and a check to the Transfer Agent within 90 days after the date of the redemption, dividend or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same series within 30 days.


INVOLUNTARY REDEMPTION. In order to reduce expenses of a Portfolio, the Trust may redeem all of the shares of any shareholder of the Series A, B or C Portfolios whose account has a net asset value of less than $500, or any shareholder of the Institutional Portfolio whose account has a net asset value of less than $10,000, other than a shareholder which is an IRA or other tax-deferred retirement plan, due to redemptions. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge is imposed on such redemptions.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

The Trust intends to qualify each Portfolio as a regulated investment company under the Internal Revenue Code. Accordingly, the Portfolios will not be subject to federal income taxes on their net investment income and capital gains, if any, that they distribute to their shareholders. All dividends out of net investment income, together with distributions of short-term capital gains, will be taxable as ordinary income to the shareholders whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his shares.


The Portfolios declare and pay quarterly dividends of net investment income. Each Portfolio makes distributions at least annually of its net capital gains, if any. In determining amounts of capital gains to be distributed by a Portfolio, any capital loss carryovers from prior years will be offset against its capital gains.


Under U.S. Treasury Regulations, the Portfolios are required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8, in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law or who are subject to backup withholding for failure to include payments of interest or dividends on their returns. Notwithstanding the foregoing, dividends of net income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding at the rate of 30% (or lower treaty rate).

The Trust may elect to "pass through" to a Portfolio's shareholders the amount of foreign income taxes paid by the Portfolio. The Trust will make such an election only if it is deemed to be in the best interests of the shareholders. If this election is made, shareholders of the Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign credit against U.S. income taxes (but not both) on their tax return.

The Master Trust's Funds are not required to pay federal income taxes on their net investment income and capital gains, as they are treated as partnerships for tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the corresponding Portfolio and other investors in the Fund, regardless of whether such interest, dividends or gains have been distributed by the Fund or losses have been realized by the Portfolio and other investors.


You should consult your own tax adviser regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
GENERAL INFORMATION


PERFORMANCE INFORMATION. From time to time the Trust may advertise each Portfolio's total return and, if applicable, its yield. These figures are based on historical earnings and are not intended to indicate future performance. Total return shows how much an investment in the Portfolio would have increased (or decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends by the Trust to shareholders of the Portfolio were reinvested on the reinvestment dates during the period. Total return takes into account any applicable sales charges, but does not take into account any federal or state income taxes which may be payable by the investor. The Trust also may include comparative performance information in advertising or marketing Portfolio shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Inc., other industry publications, business periodicals, rating services and market indices. See "Performance Information" in the Statement of Additional Information.


Further information about the performance of the Portfolios will be contained in the Trust's 1996 Annual Report to Shareholders, which may be obtained without charge by calling (800) 551-8043.


DESCRIPTION OF SHARES. The Portfolios are series of Nicholas-Applegate Mutual Funds, a diversified, open-end management investment company. The Trust was organized in December 1992 as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares of each Portfolio. Shares of a Portfolio, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of a Portfolio are also redeemable at the option of the Trust under certain circumstances. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Pursuant to the Trust's Declaration of Trust, the Board of Trustees of the Trust may authorize the creation of additional series, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


Shareholders of the Portfolios are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote by series or class except as otherwise required by law or when the Board of Trustees of the Trust determines that a matter to be voted upon affects only the interests of shareholders of a particular series or class. Shares of the Trust do not have cumulative voting rights for the election of Trustees. The Trust does not intend to hold annual meetings of its shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless the election of Trustees or any other matter is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the request of 10% of the outstanding shares of a Portfolio, for the purpose of voting on the removal of one or more Trustees.


MASTER TRUST. The Funds are series of Nicholas-Applegate Investment Trust, a diversified, open-end management investment company organized as a Delaware business trust in December 1992. The trustees and officers of the Master Trust are described in the Statement of Additional Information. Whenever a Portfolio is requested to vote on matters pertaining to the corresponding Fund or the Master Trust in its capacity as a shareholder of such Fund, the Trust will hold a meeting of its shareholders and will cast its vote as instructed by such shareholders or, in the case of a matter pertaining exclusively to the corresponding Fund, as instructed particularly by shareholders of the Portfolio and other series of the Trust which invest in the Fund. The Trust will vote shares for which it has received no voting instructions in the same proportion as the shares for which it does receive voting instructions.

ADDITIONAL INFORMATION. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Master Trust has also filed a Registration Statement with the Commission. Copies of the Trust's and Master Trust's Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

APPENDIX

--------------------------------------------------------------------------------
INVESTMENT POLICIES, STRATEGIES AND RISKS


The investment policies and strategies of the Portfolios (as implemented through their investment in the Fund) encompass the following securities, techniques and risk considerations.


SHORT-TERM INVESTMENTS. The Fund may invest in short-term investments to maintain liquidity for redemptions or during periods when, in the opinion of the Investment Adviser, attractive investments are temporarily unavailable. Under normal circumstances, no more than 10% of the Fund's total assets will be retained in cash (U.S. dollars, foreign currencies or multinational currency units) and cash equivalents. In addition, the Fund may invest without restriction in short-term investments for temporary defensive purposes, such as when the securities markets or economic conditions are expected to enter a period of decline. Short-term investments in which the Fund may invest include U.S. Treasury bills or other U.S. Government or Government agency or instrumentality obligations; certificates of deposit; bankers' acceptances; time deposits; high quality commercial paper and other short-term high grade corporate obligations; shares of money market mutual funds; or repurchase agreements with respect to such securities. These instruments are described below. The Fund will only invest in short-term investments which, in the opinion of the Investment Adviser present minimal credit and interest rate risk.


GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities in which the Fund may invest include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years.


Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow money from the Treasury; others, such as those issued by the Federal National Mortgage Association, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities only when the Investment Adviser is satisfied that the credit risk with respect to the issuer is minimal.


The Fund may invest in sovereign debt securities of emerging market governments and their agencies and instrumentalities. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay principal or interest when due in accordance with the terms of the debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

ZERO COUPON SECURITIES. The Fund may invest up to 35% of its net assets in "zero coupon" securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. Zero coupon securities may be issued by the U.S. Treasury or by a U.S. Government agency, authority or instrumentality (such as the Student Loan Marketing Association or the Resolution Funding Corporation). Zero coupon securities are sold at a substantial discount from face value and redeemed at face value at their maturity date without interim cash payments of interest and principal. This discount is amortized over the life of the security and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater volatility as a result of changes in prevailing interest rates than interest paying investments in which the Fund may invest. Because income on such securities is accrued on a current basis, even though the Fund does not receive the income currently in cash, the Fund may have to sell other portfolio investments to obtain cash needed by the Institutional Portfolio to make income distributions.


CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, and domestic savings and loan associations, all of which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million, or less than $100 million if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.


COMMERCIAL PAPER. The Fund may invest in commercial paper of domestic and foreign entities which is rated (or guaranteed by a corporation the commercial paper of which is rated) in the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), including "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P, or, if rated by only one NRSRO, in such NRSRO's two highest grades, or, if not rated, is issued by an entity which the Investment Adviser, acting pursuant to guidelines established by the Master Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.


VARIABLE RATE DEMAND SECURITIES. The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty. The interest rates on these notes are adjusted at designated intervals or whenever there are changes in the market rates of interest on which the interest rates are based. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Investment Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Adviser will monitor the creditworthiness of the issuers of such obligations and their earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Investment by the Fund in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice will be subject to the Fund's limit on illiquid securities of 15% of net assets if there is no secondary market available for these obligations.


CORPORATE DEBT SECURITIES. The non-convertible corporate debt securities in which the Fund may invest include obligations of varying maturities (such as debentures, bonds and notes) over a cross-section of industries. The value of a debt security changes as interest rates fluctuate, with longer-term securities fluctuating more widely in response to changes in interest rates than those of shorter-term securities. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. For short-term purposes, the Fund may invest in corporate obligations issued by domestic and foreign issuers which mature in one year or less and which are rated "Aa" or higher by Moody's, "AA" or higher by S&P, rated in the two highest rating categories by any other NRSRO, or which are unrated but determined by the Investment Adviser to be of minimal credit risk and comparable quality.


CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but at a lower level of risk because the yield is higher and the security is senior to common stock. Convertible securities may also include warrants which give the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price but which do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised, in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein. As a matter of operating policy, the Fund will not invest more than 5% of its net assets in warrants.


The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of the Fund's investments will be reflected in its and the corresponding Portfolio's net asset value per share. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


Convertible debt securities purchased by the Fund, which are acquired in substantial part for their equity characteristics, are not subject to certain minimum rating requirements (see "Junk Bond Considerations" below).


EURODOLLAR CONVERTIBLE SECURITIES. The Fund may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into or exchangeable for publicly traded common stock of U.S. companies. The Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.


JUNK BOND CONSIDERATIONS. The Fund may invest a portion (less than 35%) of its net assets in debt securities rated below "Baa" by Moody's, "BBB" by S&P or investment grade by other recognized rating agencies, or in unrated securities determined by the Investment Adviser to be of comparable quality if the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Securities rated below "Baa" or "BBB" or equivalent ratings, commonly referred to as "junk bonds," are subject to greater risk of loss of income and principal than higher rated bonds and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Junk bonds are also generally considered to be subject to greater market risk in times of deteriorating economic conditions and to wider market and yield fluctuations than higher-rated securities. Junk bonds may also be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market for such securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, its assets. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities.

Legislation has been and could be adopted limiting the use, or tax and other advantages, of junk bonds which could adversely affect their value. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, for example, federally insured savings and loan associations were required to divest their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture could have a material adverse effect on the market for, and prices of, such securities. Other pending Congressional proposals could, if enacted, have a similar adverse effect.


The Investment Adviser will try to reduce the risk inherent in the Fund's investment in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated bonds, the Investment Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's investments in such debt securities. The Investment Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, or has improved or is expected to improve in the future.


The Fund will in no event purchase securities rated below "C" or equivalent by Moody's, S&P or another rating agency, or determined by the Investment Adviser to be of comparable quality. Debt securities with such ratings are predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal. Non-rated securities will also be considered for investment when the Investment Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objective and policies. See the Statement of Additional Information for a description of credit ratings.


Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Adviser will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity. If the rating of a debt security held by the Fund is downgraded below "C" or an equivalent rating, or if the Investment Adviser determines that an unrated security is of a comparable quality, the Investment Adviser will determine whether it is in the best interests of the Fund to continue to hold such security in its investment portfolio. However, if the downgrading of an investment grade security causes the Fund to hold 35% or more of its net assets in securities rated below investment grade or determined by the Investment Adviser to be of comparable quality, the Fund will sell sufficient principal amount of such securities as promptly as practicable to make sure that it holds less than 35% of its net assets in such securities.


SYNTHETIC CONVERTIBLE SECURITIES. The Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities. See "Illiquid Securities" below.


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES. The Fund may invest in certificates issued by the Government National Mortgage Association ("GNMA") as a short-term investment. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings associations, and are either insured by the Federal Housing Administration or the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates.


COUNTRY FUNDS. Country funds in which the Fund may invest are registered closed-end and open-end investment companies which hold portfolio securities of issuers operated or located in a single country or geographical region. The extent to which the Fund may invest in closed-end and open-end country funds is limited by the Investment Company Act and various state securities or "blue sky" laws. Accordingly, as a fundamental policy, the Fund will not own more than 3% of the outstanding voting stock of any investment company, will not invest more than 10% of its total assets in securities issued by investment companies nor, together with other investment companies managed by the Investment Adviser, will own more than 10% of any investment company. Assets of the Fund invested in closed-end and open-end country funds are subject to advisory and other fees imposed by the closed-end or open-end country fund, as well as to fees imposed by the Fund.


DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which, in bearer form, are designed for use in European and other foreign securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.


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EQUITY SECURITIES. The Fund may invest in equity securities, including common stocks, convertible securities and warrants. Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. See "Convertible Securities and Warrants" for a description of convertible securities and warrants.


The Fund may invest in equity securities of companies of any size. These may include equity securities of growth companies, cyclical companies, companies with smaller market capitalizations (i.e., $500 million or less at the time of purchase) or companies believed to be undergoing a basic change in operations or markets which could result in a significant improvement in earnings. Small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one or few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects. To the extent of such investments, a Portfolio's net asset value can be expected to experience above-average fluctuations, as above-average risk is assumed by the Fund in investing in such growth companies in seeking higher than average growth in capital.


FOREIGN INVESTMENT CONSIDERATIONS. There are special risks associated with the Fund's investments in securities of foreign companies and governments, which add to the usual risks inherent in domestic investments. Such special risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in United States markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Moreover, securities of foreign issuers generally will not be registered with the Securities and Exchange Commission and such issuers generally will not be subject to the Commission's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States. The Funds will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Investment Adviser to be fully exchangeable into United States dollars without significant legal restriction. See "Investment Objectives, Policies and Risks-Foreign Investments" in the Statement of Additional Information.


SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS INVESTMENTS. Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involves greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.


Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.


OVER-THE-COUNTER SECURITIES. Securities owned by the Fund may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Fund of portfolio securities to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.


WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase. No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which the Fund enters into such a transaction may not perform its commitment. The Fund will normally enter into these transactions with the intention of actually receiving or delivering the securities. The Fund may sell the securities before the settlement date.


To the extent the Fund engages in any of these transactions it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund will segregate liquid assets such as cash, U.S. Government securities and other liquid, high quality debt securities in an amount sufficient to meet their payment obligations with respect to these transactions. The Fund may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Fund's net assets would be segregated to cover such contracts.


FOREIGN EXCHANGE CONTRACTS. Since the Fund may invest primarily in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the values of its portfolio securities and the unrealized appreciation or depreciation of its investments. The rate of exchange between the U.S. dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.


The Fund may enter into derivative positions such as foreign exchange forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund may purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, the Fund might sell a particular currency on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. The Fund is not obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which the Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.


OPTIONS. The Fund may purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices, for hedging purposes, subject to the following restrictions: the aggregate premiums on call options purchased by the Fund may not exceed 5% of the market value of net assets of the Fund as of the date the call options are purchased, and the aggregate premiums on put options may not exceed 5% of the market value of the net assets of the Fund as of the date such options are purchased. In addition the Fund will not purchase or sell options if, immediately thereafter, more than 25% of its net assets would be hedged. A "put" gives a holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A "call" gives a holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. An option on a securities index (such as a stock index) gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier.


Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Additionally, the Fund may purchase options not traded on a securities exchange, which may bear a greater risk of nonperformance than options traded on a securities exchange. Options not traded on an exchange are considered dealer options and generally lack the liquidity of an exchange traded option. Accordingly, dealer options may be subject to the Fund's restriction on investment in illiquid securities, as described below. Dealer options may also involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.


The Fund may also write listed covered options on up to 25% of the value of their respective net assets. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund. A call option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of securities currently held by the Fund. A put option is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated amount with its Custodian. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.


Prior to the earlier of exercise or expiration, an option written by the Fund may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a gain; if it is less, the Fund will realize a loss.


FUTURES CONTRACTS. The Fund may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.


The Fund may also purchase and sell financial futures contracts as a hedge against changes in interest rates. Additionally, the Fund may purchase and sell currency futures contracts to hedge against foreign currency fluctuations, and the Fund may purchase and sell related options on futures contracts. A financial or currency futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of financial instrument or currency called for in the contract at a specified future time (the settlement date) for a specified price. Although the terms of a contract call for actual delivery or acceptance of the financial instrument or currency, the contracts will be closed out before the delivery date without delivery or acceptance taking place. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out before exercise or expiration by an offsetting purchase or sale of a futures option of the same series.


Financial, currency and stock index futures contracts are derivative instruments traded on United States commodities and futures exchanges, including the Chicago Mercantile Exchange, the New York Futures Exchange, the Kansas City Board of Trade, the Chicago Board of Trade and the International Monetary Market, as well as commodity and securities exchanges located outside the United States, including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.


The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund may not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian or with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged. See "Investment Objectives, Policies and Risks-Futures Contracts and Related Options" in the Statement of Additional Information.


SPECIAL HEDGING CONSIDERATIONS. Special risks are associated with the use of options and futures contracts as hedging techniques. There can be no guaranty of a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. A lack of correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the Fund's return might have been better had hedging not been attempted. In addition, a decision as to whether, when and how to use options or futures involves the exercise of skill and judgment which are different from those needed to select portfolio securities, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior, currency fluctuations or interest rate trends. If the Investment Adviser is incorrect in its forecasts regarding market values, currency fluctuations, interest rate trends or other relevant factors, the Fund may be in a worse position than if the Fund had not engaged in options or futures transactions. The potential loss incurred by the Fund in writing options on futures and engaging in futures transactions is unlimited. The Investment Adviser is experienced in the use of options and futures contracts as an investment technique.


There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option position or futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. See "Investment Objectives, Policies and Risks-Options on Securities and Securities Indices" and "-Futures Contracts and Related Options" in the Statement of Additional Information.


The Fund's ability to enter into options and futures contracts is limited by the requirements of the Internal Revenue Code with respect to the corresponding Portfolio's qualification as a regulated investment company. See "Taxes" in the Statement of Additional Information.


REPURCHASE AGREEMENTS. The Fund may on occasion enter into repurchase agreements, in which the Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 102% of the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.


ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.


In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, the Master Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale, based on factors such as the frequency of trades and quotes for the securities, the number of dealers and others wishing to purchase and sell the securities, and the nature of the security and the marketplace trades. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing such securities.


SECURITIES LENDING. To increase its income, the Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Master Trust's Board of Trustees has adopted an operating policy that limits the amount of loans made by the Fund to not more than 30% of the value of the total assets of the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Investment Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.


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

BORROWING. The Fund may borrow money from banks in amounts up to 20% of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. All borrowings by the Fund will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law. Short sales "not against the box" and roll transactions are considered borrowings for purposes of the percentage limitations applicable to borrowings.


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